                                                       Exhibit 99.27(h)(14)(iii)

AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT
Franklin Templeton Variable Insurance Products Trust
Franklin Templeton Distributors, Inc.
Minnesota Life Insurance Company
Securian Financial Services, Inc.

The participation agreement, dated as of May 1,2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and Minnesota Life Insurance Company (the "Agreement") is hereby amended as follows:

Schedule D of the Agreement is hereby deleted in its entirety and replaced with the Schedules D attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of December 1,2002.

Franklin Templeton Variable Insurance Products Trust

By:
Name:
Title:

Minnesota Life Insurance Company

By:
Name:
Title:


Franklin Templeton Distributors. Inc.

By:
Name:
Title:

Securian Financial Services. Inc.


By:
Name:
Title:

Schedule D

Contracts of the Company

                                   Product Name
                                  Registered Y/N        Separate Account Name
                 Insurance    1933 Act #, State Form       Registered Y/N
      #           Company               ID                   1940 Act #            Classes of Shares and Portfolios
-----------------------------------------------------------------------------------------------------------------------
01              Minnesota    MultiOption Flex/Single   Variable Annuity         Class 2 Shares:
                Life         Annuity                   Account                  Templeton Developing Markets
                Insurance    Yes                       Yes                      Securities Fund
                Company      2-97564                   811-4294
                             84-9091
-----------------------------------------------------------------------------------------------------------------------
02              Minnesota    MultiOption Select        Variable Annuity         Class 2 Shares:
                Life         Annuity                   Account                  Franklin Small Cap Fund
                Insurance    Yes                       Yes                      Templeton Asset Strategy Fund
                Company      33-80733                  811-4294                 Templeton Developing Markets
                             MHC 92-9307                                        Securities Fund
-----------------------------------------------------------------------------------------------------------------------
03              Minnesota    MegAnnuity                Variable Annuity         Class 2 Shares:
                Life         Yes                       Account                  Franklin Small Cap Fund
                Insurance    33-12333                  Yes                      Templeton Asset Strategy Fund
                Company      87-9254                   811-4294                 Templeton Developing Markets
                                                                                Securities Fund
-----------------------------------------------------------------------------------------------------------------------
04              Minnesota    MultiOption Achiever      Variable Annuity         Class 2 Shares:
                Life         Annuity                   Account                  Franklin Small Cap Fund
                Insurance    Yes                       Yes                      Templeton Asset Strategy Fund
                Company      333-79049                 811-4294                 Templeton Developing Markets
                             99-70017                                           Securities Fund
-----------------------------------------------------------------------------------------------------------------------
05              Minnesota    MultiOption Classic       Variable Annuity         Class 2 Shares:
                Life         Annuity                   Account                  Franklin Small Cap Fund
                Insurance    Yes                       Yes                      Templeton Asset Strategy Fund
                Company      333-79069                 811-4294                 Templeton Developing Markets
                             99-70016                                           Securities Fund
-----------------------------------------------------------------------------------------------------------------------
06              Minnesota    Variable Adjustable Life  Minnesota Life           Class 2 Shares:
                Life         Yes                       Variable Account         Franklin Small Cap Fund
                Insurance    33-3233                   Yes                      Templeton Asset Strategy Fund
                Company      99-680                    811-4585                 Templeton Developing Markets
                                                                                Securities Fund
-----------------------------------------------------------------------------------------------------------------------
07              Minnesota    Variable Adjustable Life  Minnesota Life           Class 2 Shares:
                Life         Second Death              Variable Account         Franklin Small Cap Fund
                Insurance    Yes                       Yes                      Templeton Asset Strategy Fund
                Company      33-64395                  811-4585                 Templeton Developing Markets
                             MHC-98-690                                         Securities Fund
-----------------------------------------------------------------------------------------------------------------------
08              Minnesota    Variable Adjustable Life  Minnesota Life           Class 2 Shares:
                Life         Horizon                   Variable Account         Franklin Small Cap Fund
                Insurance    Yes                       Yes                      Templeton Asset Strategy Fund
                Company      333-96383                 811-4585                 Templeton Developing Markets
                             99-680                                             Securities Fund
-----------------------------------------------------------------------------------------------------------------------
09              Minnesota    MultiOption Advisor       Variable Annuity         Class 2 Shares:
                Life         Annuity                   Account                  Franklin Small Cap Fund
                Insurance    Yes                       Yes                      Templeton Asset Strategy Fund
                Company      333-91784                 811-4294                 Templeton Developing Markets
                             02-70067                                           Securities Fund
-----------------------------------------------------------------------------------------------------------------------